Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


	Pursuant  to  18  U.S.C.   1350,  the  undersigned  officer
of  Harold's Stores, Inc. (the "Company"), hereby  certifies that  the  Company's Quarterly Report on Form 10-Q  for  the quarter  ended April 29, 2006 (the "Report") fully  complies
with  the  requirements  of  Section  13(a)  or  15(d),   as
applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 13, 2006          /s/ Leonard Snyder
                              Leonard Snyder
                              Chief Executive Officer